Exhibit 24

                                 Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George G. Gleason, II, and Paul E. Moore, or either of them as his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign registration statements on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Bank of the Ozarks, Inc. with respect to the registration of up to (i) 80,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Non-employee Director Stock Option Plan, (ii) 200,000 shares of common stock, $.01 par value, pursuant to the Stock Ownership and Plan of Trust of Bank of the Ozarks, Inc. and (iii) 285,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Stock Option Plan, and to file each of the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



   /s/ Roger Collins                                     July 17, 1997
       ---------------------
       Roger Collins

                                                                  Exhibit 24

                               Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George G. Gleason, II, and Paul E. Moore, or either of them as his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign registration statements on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Bank of the Ozarks, Inc. with respect to the registration of up to (i) 80,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Non-employee Director Stock Option Plan, (ii) 200,000 shares of common stock, $.01 par value, pursuant to the Stock Ownership and Plan of Trust of Bank of the Ozarks, Inc. and (iii) 285,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Stock Option Plan, and to file each of the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



 /s/ C.E. Dougan                                              July 17, 1997
     ---------------------
     C.E. Dougan

                                                                 Exhibit 24

                              Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George G. Gleason, II, and Paul E. Moore, or either of them as his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign registration statements on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Bank of the Ozarks, Inc. with respect to the registration of up to (i) 80,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Non-employee Director Stock Option Plan, (ii) 200,000 shares of common stock, $.01 par value, pursuant to the Stock Ownership and Plan of Trust of Bank of the Ozarks, Inc. and (iii) 285,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Stock Option Plan, and to file each of the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Robert East                                               July 16, 1997
    ---------------------
    Robert East

                                                                  Exhibit 24

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George G. Gleason, II, and Paul E. Moore, or either of them as his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign registration statements on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Bank of the Ozarks, Inc. with respect to the registration of up to (i) 80,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Non-employee Director Stock Option Plan, (ii) 200,000 shares of common stock, $.01 par value, pursuant to the Stock Ownership and Plan of Trust of Bank of the Ozarks, Inc. and (iii) 285,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Stock Option Plan, and to file each of the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Porter Hillard                                          July 17, 1997
    -----------------------
    Porter Hillard

                                                                   Exhibit 24

                              Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George G. Gleason, II, and Paul E. Moore, or either of them as his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign registration statements on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Bank of the Ozarks, Inc. with respect to the registration of up to (i) 80,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Non-employee Director Stock Option Plan, (ii) 200,000 shares of common stock, $.01 par value, pursuant to the Stock Ownership and Plan of Trust of Bank of the Ozarks, Inc. and (iii) 285,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Stock Option Plan, and to file each of the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Henry Mariani                                             July 16, 1997
    ---------------------
    Henry Mariani

                                                                  Exhibit 24

                               Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George G. Gleason, II, and Paul E. Moore, or either of them as his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign registration statements on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Bank of the Ozarks, Inc. with respect to the registration of up to (i) 80,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Non-employee Director Stock Option Plan, (ii) 200,000 shares of common stock, $.01 par value, pursuant to the Stock Ownership and Plan of Trust of Bank of the Ozarks, Inc. and (iii) 285,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Stock Option Plan, and to file each of the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



 /s/ R.L. Qualls                                             July 18, 1997
     ------------------------
     R.L. Qualls

                                                                 Exhibit 24

                              Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George G. Gleason, II, and Paul E. Moore, or either of them as his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign registration statements on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Bank of the Ozarks, Inc. with respect to the registration of up to (i) 80,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Non-employee Director Stock Option Plan, (ii) 200,000 shares of common stock, $.01 par value, pursuant to the Stock Ownership and Plan of Trust of Bank of the Ozarks, Inc. and (iii) 285,000 shares of common stock, $.01 par value, pursuant to the Bank of the Ozarks, Inc. Stock Option Plan, and to file each of the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Kennith Smith                                        July 16, 1997
    -----------------------
    Kennith Smith